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                                   EXHIBIT 11
                        CONSENT OF INDEPENDENT AUDITORS





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                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Financial Highlights" and "Independent Auditors" and to the incorporation by reference of our report dated January 31, 1997 in Post-Effective Amendment No. 33 to the Registration Statement (Form N-1A) and related prospectus of SBL Fund filed with the Securities and Exchange Commission under the Securities Act of 1933 (Registration No. 2-59353) and under the Investment Company Act of 1940 (Registration No. 811-2753).


                                                             Ernst & Young LLP


Kansas City, Missouri
August 1, 1997